EXHIBIT 99.2

GEE Group Announces Filing of a Universal Shelf Registration Statement on Form S-3 for Financial Flexibility

JACKSONVILLE, FL / ACCESS Newswire / May 14, 2026 / GEE Group Inc. (NYSE American: JOB) together with its subsidiaries (collectively referred to as the “Company,” “GEE Group,” “our” or “we”), a provider of professional staffing services and human resource solutions, today announced that it filed a “Universal Shelf Registration Statement” on Form S-3 with the Securities and Exchange Commission (“SEC”).

Once the Form S-3 is declared effective and subject to certain rules and regulations of the New York Stock Exchange (“NYSE”) and SEC, the Company may offer and sell from time to time shares of common stock, shares of preferred stock, debt securities, warrants, rights or any combination of those securities, either individually or in units. GEE Group may also offer common stock or preferred stock upon conversion of debt securities, common stock upon conversion of preferred stock, or common stock, preferred stock or debt securities upon the exercise of warrants, or rights to purchase common stock or other securities, in an aggregate total amount of up to $100 million for all debt and equity securities issued, in one or more transactions under a prospectus or prospectus supplement. The securities may be offered in amounts, at prices and on terms to be determined based on market conditions at the time of sale and as set forth in an accompanying prospectus or prospectus supplement.

Derek E. Dewan, Chairman and Chief Executive Officer stated, “The Universal Shelf Registration is intended to provide the Company with maximum financial flexibility to efficiently access the capital markets for purposes of raising additional debt or equity capital in the future for appropriate purposes should one or more opportunities present themselves including those in connection with an M&A or strategic transaction that stand to increase shareholder value.”

The “Universal Shelf Registration Statement” (FORM S-3) related to the securities discussed herein has been filed with the SEC but has not yet become effective. Securities may not be sold, nor may offers to buy be accepted, prior to the time the registration becomes effective and only through a prospectus or prospectus supplement. This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful.

About GEE Group

GEE Group Inc. is a provider of specialized staffing solutions and is the successor to employment offices doing business since 1893. The Company provides professional staffing services and solutions in information technology, engineering, finance and accounting specialties through the names of Access Data Consulting, Agile Resources, Omni One, GEE Group Columbus, Hornet Staffing and Paladin Consulting. Also, in the healthcare sector, GEE Group, through its Scribe Solutions brand, staffs medical scribes who assist physicians in emergency departments of hospitals and in medical practices by providing required documentation for patient care in connection with electronic medical records (EMR). The Company provides contract and direct hire professional staffing services through the following SNI brands: Accounting Now®, SNI Technology®, Legal Now®, SNI Financial®, Staffing Now®, SNI Energy®, and SNI Certes®.

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Forward-Looking Statements Safe Harbor

In addition to historical information, this press release contains statements relating to possible future events and/or the Company's future results (including results of business operations, certain projections, future financial condition, pro forma financial information, and business trends and prospects) that are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended, (the "Exchange Act"), and the Private Securities Litigation Reform Act of 1995 and are subject to the "safe harbor" created by those sections. The statements made in this press release that are not historical facts are forward-looking statements that are predictive in nature and depend upon or refer to future events. These forward-looking statements include, without limitation, anticipated cash flow generation and expected shareholder benefits. Such forward-looking statements often contain, or are prefaced by, words such as "will", "may," "plans," "expects," "anticipates," "projects," "predicts," “pro forma”, "estimates," "aims," "believes," "hopes," "potential," "intends," "suggests," "appears," "seeks," or variations of such words or similar words and expressions of future tense. Forward-looking statements are not guarantees of future performance, are based on certain assumptions, and are subject to various known risks and uncertainties, many of which are beyond the Company's control, and cannot be predicted or quantified and, consequently, as a result of a number of factors, the Company's actual results could differ materially from those expressed or implied by such forward-looking statements. The international pandemic, the Novel Coronavirus (“COVID-19”), negatively impacted and disrupted the Company’s business operations and had a significant negative impact on the global economy and employment in general, resulting in, among other things, a lack of demand for the Company’s services. This was exacerbated by government and client directed “quarantines”, “remote working”, “shut-downs” and “social distancing”. Some of these outcomes or by-products of the pandemic have persisted in one form or another since and there is no assurance that conditions will ever fully return to their former pre-pandemic status quo. These and certain other factors that might cause the Company's actual results to differ materially from those in the forward-looking statements include, without limitation: (i) the loss, default or bankruptcy of one or more customers; (ii) changes in general, regional, national or international economic conditions; (iii) an act of war or terrorism, industrial accidents, or cyber security breach that disrupts business; (iv) changes in the law and regulations; (v) the effect of liabilities and other claims asserted against the Company including the failure to repay indebtedness or comply with lender covenants including the lack of liquidity to support business operations and the inability to refinance debt, failure to obtain necessary financing or the inability to access the capital markets and/or obtain alternative sources of capital; (vi) changes in the size and nature of the Company's competition; (vii) the loss of one or more key executives; (viii) increased credit risk from customers; (ix) the Company's failure to grow internally or by acquisition or the failure to successfully integrate acquisitions; (x) the Company's failure to improve operating margins and realize cost efficiencies and economies of scale; (xi) the Company's failure to attract, hire and retain quality recruiters, account managers and salesmen; (xii) the Company's failure to recruit qualified candidates to place at customers for contract or full-time hire; (xiii) the adverse impact of geopolitical events, government mandates, natural disasters or health crises, force majeure occurrences, future global pandemics such as COVID-19 or other harmful viral or non-viral rapidly spreading diseases and such other factors as set forth under the heading "Forward-Looking Statements" in the Company's annual reports on Form 10-K, its quarterly reports on Form 10-Q and in the Company's other filings with the Securities and Exchange Commission (SEC). More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the SEC. Investors and security holders are urged to read these documents free of charge on the SEC's web site at http://www.sec.gov. The Company is under no obligation to (and expressly disclaims any such obligation to) and does not intend to publicly update, revise, or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Contact:

GEE Group Inc.

Kim Thorpe

630.954.0400

invest@geegroup.com

SOURCE: GEE Group Inc.

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